SUBLEASE AGREEMENT

I. DEFINED TERMS

Base Rent:

Months Monthly Base Rent

1-11 $78,934.40

12-23 $82,091.77

24-35 $85,375.48

36-47 $88,790.46

48-59 $92,342.08

59-62 $96,035.76

Broker: Sublessor: CPS

Sublessee: Cooper/Brady Corporate

Real Estate Services

Building: An approximately 46,432 square foot building

located at 1297-1299 Parkmoor Avenue in San Jose,

California.

Effective

Date : July __, 1998.

Expiration

Date: February 29, 2004.

Landlord : Sobrato Interests, a California limited

partnership.

Master

Lease: That certain lease agreement dated August 26, 1994

between Sobrato Interests, a California limited

partnership, and Stratacom, Inc. , a Delaware

corporation, the predecessor-in-interest to

Sublessor.

Permitted

Uses: Office; research and development, marketing, light

manufacturing, assembly, testing, storage and

other incidental uses that are legally permitted.

Premises: Improved real property as more particularly

described in the Master Lease attached hereto as

Exhibit A, consisting of approximately 46,432

rentable square feet.

Commencement Date: January 1, 1999.

Security

Deposit: $90,000

Sublessee: Cornerstone Imaging, Inc., a Delaware corporation.

Sublessee's

Address: Input Software

1297-1299 Parkmoor Avenue

San Jose, California

Attn: Mr. John Finegan

Sublessor: CISCO SYSTEMS, INC., a California corporation, the successor-in-interest to Stratacom, Inc.

Sublessor's

Address : 170 West Tasman Drive

San Jose, California

Attn: Director, Real Estate, Worldwide

Term: Sixty-two (62) months.

Exhibits: Exhibit A - Master Lease.

II.

THIS SUBLEASE AGREEMENT ("Sublease") is entered as of

the Effective Date by and between Sublessor and Sublessee.

THE PARTIES ENTER this Sublease on the basis of the

following facts, understandings and intentions:

A. Sublessor is presently a lessee of the Premises in

the Building pursuant to the Master Lease by and between Landlord and Sublessor.

B. Sublessor desires to sublease the Premises to

Sublessee and Sublessee desires to sublease the Premises from

Sublessor on all of the terms, covenants and conditions

hereinafter set forth.

C. All of the terms and definitions in the Defined

Terms section are incorporated herein by this reference.

NOW, THEREFORE, IN CONSIDERATION of the mutual

covenants and promises of the parties, the parties hereto agree as follows:

1. Sublease. Beginning on the Commencement Date,

Sublessor shall sublease to Sublessee, and Sublessee shall

sublease from Sublessor, the Premises for the Term upon all of the terms, covenants and conditions herein contained. In

addition, Sublessor shall lease to Sublessee, and Sublessee shall lease from Sublessor, any and all permanent improvements,

including but not limited to, the patch panel, UPS switch and security systems on the Premises constructed and/or owned by

Sublessor (the "Alterations"), upon all of the terms, covenants and conditions herein contained. Sublessor and Sublessee

acknowledge and agree that such Alterations are all alterations that have been installed on the Premises by Sublessor at

Sublessor's sole expense and that such Alterations shall be used by Sublessee for Sublessee's benefit during the Term of the

Sublease. Attached hereto as Schedule 1 is a list of the amounts spent by Sublessor in connection with such Alterations. As used herein, "Premises" shall include the Premises and the

Alterations. If Sublessor cannot deliver possession of the

Premises to Sublessee on or before the Commencement Date, this

Sublease shall not be void or voidable nor shall Sublessor be liable to Sublessee for any resulting loss or damage. However,

Sublessee shall not be liable for any Base Rent or Additional

Rent and, the Commencement Date shall not occur until the

Premises are delivered to Sublessee.

a. Early Occupancy. Sublessee may, at

Sublessee's sole risk, enter the Premises as of December 1, 1998

(if Landlord has already provided Landlord's prior written

consent to this Sublease) solely to install trade fixtures and equipment; provided, however, that (a) Sublessee's early entry shall not interfere with Sublessor's construction or repair

activities on the Premises or cause labor difficulties; (b)

Sublessee shall provide Sublessor with satisfactory evidence that

Sublessee has obtained the insurance required of Sublessee under this Sublease; (c) such early occupancy shall be on all of the terms and conditions of this Sublease (except for Sublessee's obligations to pay Base Rent and Additional Rent, and (d) in consideration thereof, Sublessee shall pay Sublessor an early occupancy fee (the "Early Occupancy Fee") equal to the sum of:

(i) Seventy-Eight Thousand-Nine Hundred Thirty-Four and 40/100

Dollars ($78,934.40), plus (ii) any Additional Rent which comes due under the Master Lease for the Premises for the month of

December, 1998.

2. Condition of Premises.

a. Physical Condition. As of the Effective

Date, Sublessee acknowledges that Sublessee shall have conducted

Sublessee's own investigation of the Premises and the physical condition thereof, including accessibility and location of utili-

ties, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials,

polychlorinated biphenyls (2CB) and earthquake preparedness,

which in Sublessee's judgment affect or influence Sublessee's use of the Premises and Sublessee's willingness to enter this

Sublease. Sublessee recognizes that Sublessor would not sublease the Premises except on an "as is" basis and acknowledges that

Sublessor has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Premises, except as described in Sections 2.c. and

2.d. below. Sublessee shall rely solely on Sublessee's own

inspection and examination of such items and not on any

representations of Sublessor, express or implied. Sublessee

further recognizes and agrees that neither Sublessor nor Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Premises; provided, however,

Sublessor shall deliver the Premises to Sublessee in broom clean condition.

b. Further Inspection. Sublessee represents and

warrants to Sublessor that as of the Effective Date Sublessee shall examine and inspect all matters with respect to taxes,

income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and

restrictions and all other matters which in Sublessee's judgment bear upon the value and suitability of the Premises for

Sublessee's purposes. Sublessee has and will rely solely on

Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied.

c. Sublessor's Representation and Warranty.

Sublessor represents and warrants to Sublessee that, as of the

Commencement Date, the mechanical systems, HVAC and electrical/

lighting systems, plumbing and plumbing fixtures, fire protection system, roof and roof membrane of the Premises are in good

working order and condition. Sublessor's obligations with

respect to the correction of such defects shall be limited to the cost to correct the detective work and Sublessor shall not be liable for any consequential damages or other loss or damage incurred by Sublessee.

d. Compliance with Laws. Sublessor represents

and warrants to Sublessee that, as of date they were installed in the Premises, the Alterations therein were in compliance with all then-applicable laws, including but not limited to Title III of the Americans with Disabilities Act of 1990 and the regulations promulgated thereunder. Notwithstanding the foregoing, Sublessee shall be responsible, at Sublessee's sole expenses, for

performing any and all alterations to the Premises required by law due to: (i) alterations, improvements or modifications made to the Premises by Sublessee, or (ii) changes or

reinterpretations of existing laws or any new laws coming into effect after the date the Alterations were installed in the

Premises. Sublessor's obligations with respect to the correction of such violations of law shall be limited to the cost to perform the applicable compliance work only, and Sublessor shall not be liable for any consequential damages or other loss or damage incurred by Sublessee.

3. Sublease Subject to Master Lease.

a. Inclusions. It is expressly understood,

acknowledged and agreed by Sublessee that all of the other terms,

conditions and covenants of this Sublease shall be those stated

in the Master Lease except as excluded in Section 3.b herein.

Sublessee shall be subject to, bound by and comply with all of said Sections of the Master Lease with respect to the Premises and shall satisfy all applicable terms and conditions of the

Master Lease relating to the Premises for the benefit of both

Sublessor and Landlord, it being understood and agreed that

wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Sublessee" shall be substi-

tuted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublessor" shall be substituted; and

that upon the breach of any of said terms, conditions or cove-

nants of the Master Lease by Sublessee or upon the failure of

Sublessee to pay Rent or comply with any of the provisions of this Sublease, Sublessor may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control between Sublessor and

Sublessee. It is further understood and agreed that Sublessor has no duty or obligation to Sublessee under the aforesaid

Sections of the Master Lease other than to perform the

obligations of Sublessor as lessee under the Master Lease during the Term of this Sublease. Whenever the provisions of the Master

Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublessor.

Sublessee hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this

Sublease is subordinate and subject to the Master Lease and that any termination thereof not due to a default by Sublessor

thereunder shall likewise terminate this Sublease.

b. Exclusions. The terms and provisions of the

following Sections and portions of the Master Lease are not

incorporated into this Sublease: 1, 3, the first sentence of 4,

5, 6, 7, 8.A., 8.B., 12.B., the second sentence of 18.B., 18.C.,

18.F., 18.G., the fourth sentence of 24, 25, 27, 29, 31.B., 36,

37, 39, 43.P., 43Q. and Schedule I.

c. Time for Notice. The time limits provided

for in the provisions of the Master Lease for the giving of

notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or

shortening the same in each instance by five (5) days, as

appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the

Premises or this Sublease, then Sublessee shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

4. Landlord's Obliqations. It shall be the

obligation of Landlord to (i) provide all services to be provided by Landlord under the terms of the Master Lease and (ii) to

satisfy all obligations and covenants of Landlord made in the

Master Lease. Sublessee acknowledges that Sublessor shall be under no obligation to provide any such services or satisfy any such obligations or covenants; provided, however, Sublessor, upon written notice by Sublessee, shall diligently attempt to enforce all obligations of Landlord under the Master Lease.

5. Rent.

a. Base Rent. Upon execution hereof, Sublessee

shall deliver a portion of the Early Occupancy Fee equal to

Seventy-Eight Thousand Nine Hundred Thirty-Four and 40/100

Dollars ($78,934.40). Sublessee shall pay to Sublessor the Base

Rent in advance on the first day of each month of the Term,

commencing on the first day of the second month of the Term of this Lease without being invoiced by Sublessor. In the event the first day of the Term shall not be the first day of a calendar month or the last day of the Term is not the last day of the calendar month, the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Sublessor's Address, or at such other place as may be designated in writing from time to time by Sublessor,

in lawful money of the United States and without deduction or offset for any cause whatsoever.

b. Net Rental. As of the Commencement Date,

Sublessee shall be responsible for all costs and expenses of every kind and nature which may be imposed, at any time, on

Sublessor pursuant to the Master Lease (except for Base Rent,

defined in the Master Lease) including, but not limited to,

additional rent, operating costs, and tax costs, all as required by the Master Lease. In addition, Sublessee shall pay Sublessor the portion of the Early Occupancy Fee equal to the Additional

Rent for the month of December, 1998, as and when that Additional

Rent is requested by Landlord pursuant to the Master Lease. As hereinafter used, "Rent" shall include Base Rent and a11

additional charges to be paid by Sublessee pursuant to this

Section 5.b.

c. Late Payment Charges and Interest. Any

payment of Rent or other amount from Sublessee to Sublessor in this Sublease which is not paid within three (3) days of written notice from Sublessor that such amount is past due shall accrue interest from the date due until the date paid at an annual rate equal to the prime rate of Wells Fargo Bank, plus 2% (the

"Interest Rate"). If any installment of Rent is not paid within three (3) days of written notice from Sublessor that such amount is past due, Sublessee shall pay to Sublessor a late payment charge equal to five percent (5%) of the amount of such

delinquent payment of Rent, in addition to the installment of

Rent then owing. This Section 5 shall not relieve Sublessee of

Sublessee's obligation to pay any amount owing hereunder at the time and in the manner provided.

6. Security Deposit. Upon execution hereof,

Sublessee shall deposit the Security Deposit with Sublessor. The

Security Deposit shall secure Sublessee's obligations under this

Sublease to pay Base Rent and other monetary amounts, to maintain the Premises and repair damages thereto, to surrender the

Premises to Sublessor in clean condition and repair upon

termination of this Sublease and to discharge Sublessee's other obligations hereunder. Sublessor may use and commingle the

Security Deposit with other funds of Sublessor. If Sublessee fails to perform Sublessee's obligations hereunder, Sublessor may, but without any obligation to do so, apply all or any

portion of the Security Deposit towards fulfillment of

Sublessee's unperformed obligations. If Sublessor does so apply any portion of the Security Deposit, Sublessee's failure to remit to Sublessor a sufficient amount in cash to restore the Security

Deposit to the original amount within five (5) days after receipt of Sublessor's written demand to do so (together with a written statement in reasonable detail of the reason for the application of all or a portion of the Security Deposit) shall constitute an event of default. Upon termination of this Sublease, if

Sublessee has then performed all of Sublessee's obligations

hereunder, Sublessor shall return the Security Deposit, or

whatever amount remains of the Security Deposit after Sublessor applied all or a portion of the Security Deposit to perform

Sublessee's obligations hereunder, to Sublessee without payment of interest within thirty (30) days after the expiration or

earlier termination of this Sublease.

7. Use: The Premises is to be used for the Permitted

Uses, and for no other purpose or business without the prior written consent of Sublessor. In no event shall the Premises be used for a purpose or use prohibited by the Master Lease.

Sublessor makes no representation or warranty that any specific use of the Premises desired by Tenant is permitted pursuant to any laws.

8. Assignment and Subletting. Sublessee shall not

sell, assign, encumber, sublease or otherwise transfer by

operation of law or otherwise the Premises or this Sublease

without (i) Sublessor's consent, which consent shall not be

unreasonably withheld, and (ii) the consent of Landlord. Any such sale, assignment, encumbrance, sublease or other transfer in violation of the terms of this Sublease shall be void and shall be of no force or effect.

9. Damage and Destruction.

a. Termination of Master Lease. If the Premises

is damaged or destroyed and Landlord exercises any option it may have to terminate the Master Lease, this Sublease shall terminate as of the date of the termination of the Master Lease. If

Sublessor has the option to terminate the Master Lease due to an event of damage or destruction to the Premises, then Sublessor shall promptly give Sublessee notice of such option and shall exercise such option if so directed by Sublessee subject to the relevant provisions of the Master Lease; provided, however, that in the event that the Master Lease shall be terminable by

Sublessor pursuant to its terms, yet Sublessee shall direct

Sublessor to refrain from terminating the Master Lease, Sublessor shall nonetheless have the right to terminate the Master Lease and this Sublease and all of the obligations of Sublessor under both if Landlord has agreed in writing to (i) release Sublessor from all obligations and liabilities under the Master Lease; and

(ii) continue this Sublease in full force and effect as a direct lease between Landlord and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Landlord so consents, Sublessee shall (a) attorn to Landlord in connection with any such

voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Landlord;

provided, however, that the attornment agreement does not

materially adversely affect the use by Sublessee of the Premises in accordance with the terms of this Sublease, materially

increase Sublessee's obligations under this Sublease or

materially decrease Sublessee's rights under this Sublease, and

(b) release Sublessor from all obligations and liabilities under this Sublease arising from and after the termination of the

Master Lease and return to Sublessee the Security Deposit and any unearned amounts prepaid to Sublessor by Sublessee pursuant to this Sublease.

b. Continuation of Sublease. If the Master

Lease is not terminated following any damage or destruction as provided above, this Sublease shall remain in full force and effect; provided, however, that the Rent due hereunder shall be abated to the extent and in proportion to the reduction in base rent and additional rent due under the Master Lease pursuant to the terms thereof. Sublessee shall be obligated to repair its alterations to substantially the condition they were in prior to such damage or destruction, and Sublessor shall diligently

enforce any obligation of Landlord to rebuild the Premises in accordance with the Master Lease.

10. Eminent Domain.

a. Total Condemnation. If all of the Premises

is condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose ("Condemned" or "Condemnation") , this Sublease shall terminate as of the date of title vesting in such proceeding, and

Base Rent shall be adjusted to the date of termination.

b. Partial Condemnation. If any portion of the

Premises is Condemned, and Sublessor exercises any option to terminate the Master Lease, this Sublease shall automatically terminate as of the date of the termination of the Master Lease.

If Sublessor has the option to terminate the Master Lease,

Sublessor shall promptly give Sublessee notice of such option and shall exercise such option if so directed by Sublessee subject to the relevant provisions of the Master Lease and further provided that such partial condemnation renders the Premises unusable for

Sublessee's business, as reasonably determined by Sublessor. If this Sublease is not terminated following any such Condemnation,

this Sublease shall remain in full force and effect. Sublessor shall diligently enforce any rights under the Master Lease to require Landlord to rebuild the Premises. Base Rent shall be equitably adjusted to take into account interference with

Sublessee's ability to conduct its operations on the Premises as a result of the Premises being Condemned. Sublessee hereby

waives the provisions of California Code of Civil Procedure

Section 1265.130 permitting a court of law to terminate this

Sublease.

c. Sub1essee's Award. Subject to the provisions

of the Master Lease, Sublessee shall have the right to recover from the condemning authority, but not from Sublessor, such

compensation as may be separately awarded to Sublessee in

connection with costs and removing Sublessee's merchandise,

furniture, fixtures, leasehold improvements and equipment to a new location.

11. Insurance. All insurance policies required to be

carried by Sublessee, pursuant to the Master Lease, shall contain a provision whereby Sublessor and Landlord are each named as additional insureds under such policies.

12. Brokeraqe Commission. Sublessor shall pay a

brokerage commission to Broker for Sublessee`s subletting of the

Premises as provided for in a separate agreement between

Sublessor and Broker. Sublessee warrants for the benefit of

Sublessor that its sole contact with Sublessor or the Premises in connection with this transaction has been directly with Sublessor and Broker. Sublessee further warrants for the benefit of Sub-

lessor that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Sublessee with respect to the other party or the

Premises. Sublessee shall indemnify, defend by counsel accept-

able to Sublessor and hold Sublessor harmless from and against any loss, cost or expense, including, but not limited to,

attorneys' fees and court costs, resulting from any claim for a fee or commission by any broker or finder, other than any claims by Broker, in connection with the Premises and this Sublease.

13. Right to Cure Sublessee`s Defaults. If Sublessee

shall at any time fail to make any payment or perform any other obligation of Sublessee hereunder, then Sublessor shall have the right, but not the obligation, after the lesser of five (5) days notice to Sublessee or the time within which Landlord may act on

Sublessor's behalf under the Master Lease, or without notice to

Sublessee in the case of any emergency, and without waiving or releasing Sublessee from any obligations of Sublessee hereunder,

to make such payment or perform such other obligation of

Sublessee in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other

professionals, and incur and pay attorneys` fees and other costs reasonably required in connection therewith. Sublessee shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection

therewith, together with interest thereon at the Interest Rate.

14. Miscellaneous.

a. Entire Agreement. This Sublease contains all

of the covenants, conditions and agreements between the parties concerning the Premises; and shall supersede all prior corres-

pondence, agreements and understandings concerning the Premises,

both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublessor and Sublessee.

b. Captions. All captions and headings in this

Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

c. Landlord`s Consent. This Sublease is

conditioned upon Landlord's written approval of this Sublease within fifteen (15) days after the Effective Date. If Landlord refuses to consent to this Sublease, or if the fifteen (15) day consent period expires, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Premises; provided Sublessor shall return the

Security Deposit if previously delivered to Sublessor, and any other amounts, including but not limited to the first month's payment of Base Rent, to Sublessee.

d. Authority. Each person executing this

Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

e. Parkinq. Sublessor acknowledges that all of

Sublessor`s parking rights under the Master Lease will be

transferred to Sublessee by Sublessor.

f. Access. Sublessor reserves the right to

enter the Premises upon reasonable notice to Sublessee (except that in case of emergency no notice shall be necessary) in order to inspect the Premises and/or the performance by Sublessee of the terms of this Sublease.

g. Time. Time is of the essence of every

provision of this Sublease.

h. Surrender Obliqations. Sublessee shall not

be required on the Expiration Date to remove any Alterations that were not put in the Premises by the Sublessee or the Sublessee`s

agents, employees, contractors, assignees or sub-sublessees.

Any notice required or desired to be given regarding

this Sublease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail.

A notice shall be deemed to have been given (I) on the third business day after mailing if such notice was deposited in the

United Staes mail, certified or registered, postage prepaid,

addressed to the party to be served at its address specified in the Defined Terms, (ii) when delivered if given by personal

delivery, and (iii) in all other cases when actually received at the party's address. Either party may change its address by

giving notice of the same in accordance with this Section 14(I).

IN WITNESS WHEREOF, the parties hereto have executed

one(1) of more copies of this Sublease, dated as of the

Effective Date.

"Sublessor"

CISCO SYSTEMS, INC. a California

Corporation

By:

Name: Nancy Bareilles

Title: Vice President, Worldwide Real Estate

& Workplace Resources

"Sublicensee"

CORNERSTONE IMAGING, INC., a

Delaware corporation

By:

Name: John Finegan

Title: CFO

I

CONSENT OF LANDLORD

Landlord, as landlord under the Master Lease, hereby

consents to the execution and delivery of the Sublease by and between Sublessor and Sublessee and the subletting of the

Premises in accordance with the terms of the Sublease.

Landlord hereby certifies to Sublessor that:

1. There exists no default, breach, failure of

condition or event of default under the Master Lease by Landlord or to the best of Landlord's knowledge, Sublessor, nor any event or condition which, with notice or the passage of time or both,

would constitute a default, breach, failure of condition or event of default thereunder and Landlord and, to the best of Landlord's knowledge, Sublessor, has as of the date hereof, complied with all of the terms and conditions of the Master Lease.

2. The expiration date of the Master Lease is:

.

3. Landlord has inspected the Premises prior to the

Rent Commencement Date and has found no damage or condition in the Premises that would require Sublessor to repair the Premises pursuant to the terms of the Master Lease.

"Landlord"

SOBRATO INTERESTS,

a California limited partnership

By :

Name :

Title :

10600 North De Anza Blvd. 408.446.0700

Suite 200 Facsimile: 408.446.0583

Cupertino, CA 95014-2075 www.sobrato.com

SOBRATO

DEVELOPMENT COMPANIES

LANDLORD'S CONSENT TO SUBLEASE

The Sobrato Group, a California Limited Partnership formerly known as Sobrato

Interests, a California limited partnership ("Landlord"), as Landlord under that certain

Lease (the "Lease") dated August 26,1994 by and between Landlord and Cisco

Systems, Inc., a California corporation the successor-in-interest to Stratacom, Inc., a

Delaware corporation, ("Tenant"), as Tenant, subject to and specifically conditioned upon the following terms and conditions hereby grants its consent to the Sublease dated

July 27,1998, made by and between the Tenant, as sublandlord, and Cornerstone

Imaging, Inc., a Delaware corporation ("Subtenant"), as subtenant, a copy of which is attached as Exhibit A ("the Sublease"), covering that certain premises (the "Premises")

commonly known as 1297-99 Parkmoor Avenue, San Jose, California.

As conditions to the consent of Landlord to the Sublease, it is understood and agreed as follows:

1. No Release. This Consent to Sublease shall in no way release the Tenant or any person or entity claiming by, through or under Tenant, including Subtenant, from any of its covenants, agreements, liabilities and duties under the Lease, as the same may be amended from time to time, without respect to any provision to the contrary in the

Sublease.

2. Specific Provisions of Lease and Sublease. This Consent to Sublease consenting to a sublease to Subtenant does not constitute approval by Landlord of any of the provisions of the Sublease document or agreement thereto or therewith; nor shall the same be construed to amend the Lease in any respect, any purported modifications being solely for the purpose of setting forth the rights and obligations as between

Tenant and Subtenant, but not binding Landlord. The Sublease is, in all respects,

subject and subordinate to the Lease, as the same may be amended. Furthermore, in the case of any conflict between the provisions of this Consent to Sublease or the Lease and the provisions of the Sublease, the provisions of this Consent to Sublease or the Lease,

as the case may be, shall prevail unaffected by the Sublease.

3. Limited Consent. This Consent to Sublease does not and shall not be construed or implied to be a consent to any other matter for which Landlord's consent is required under the Lease, including, without limitation, any Alterations under the Lease.

4. Tenant's Continuing Liability. Tenant shall be liable to Landlord for any default under the Lease, whether such default is caused by Tenant or Subtenant or anyone claiming by or through either Tenant or Subtenant, but the foregoing shall not be deemed to restrict or diminish any right which Landlord may have against Subtenant pursuant to the Lease, in law or in equity for violation of the Lease or otherwise,

including, without limitation, the right to enjoin or otherwise restrain any violation of the Lease by Subtenant.

5. Default by Tenant under the Lease. If Tenant defaults under the Lease, Landlord may elect to receive directly from Subtenant all sums due or payable to Tenant by

Subtenant pursuant to the Sublease. Upon written notice from Landlord, Subtenant shall thereafter pay to Landlord any and all sums due or payable under the Sublease. In such event, Tenant shall receive from Landlord a corresponding credit for such sums against any payments then due or thereafter becoming due from Tenant.

6. Termination of Lease. If at any time prior to the expiration of the term of the

Sublease the Lease shall terminate or be terminated for any reason, the Sublease shall simultaneously terminate. However, Subtenant agrees, at the election and upon written demand of Landlord, and not otherwise, to attorn to Landlord for the remainder of the term of the Sublease, such attornment to be upon all of the terms and conditions of the

Lease, except that the Base Rent set forth in the Sublease shall be substituted for the

Base Rent set forth in the Lease and the computation of Additional Rent as provided in the Lease shall be modified as set forth in the Sublease. The foregoing provisions of this paragraph shall apply notwithstanding that, as a matter of law, the Sublease may otherwise terminate upon the termination of the Lease and shall be self-operative upon such written demand of the Landlord, and no further instrument shall be required to give effect to said provisions. Upon the demand of Landlord, however, Subtenant agrees to execute, from time to time, documents in confirmation of the foregoing provisions of this paragraph satisfactory to Landlord in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

7. Sublease Profits. Pursuant to Section 29 of the Lease, provided the Sublease remains in full force and effect, Tenant agrees to pay to Landlord each month along with the base monthly rent due under the Lease, the sum outlined on the attached Schedule 1 representing Landlord's fifty percent (50%) share of the amount by which the consideration received pursuant to the Sublease exceeds the amount due to Landlord under the Lease less the reasonable subletting costs.

8. No Waiver; No Privity. Nothing herein contained shall be deemed a waiver of any of the Landlord's rights under the Lease. In no event, however, shall Landlord be deemed to be in privity of contract with Subtenant or owe any obligation or duty to

Subtenant under the Lease or otherwise, any duties of Landlord under the tease being in favor of, for the benefit of and enforceable solely by Tenant.

9. Notices. Subtenant agrees to promptly deliver a copy to Landlord of all notices of default and all other notices sent to Tenant under the Sublease, and Tenant agrees to promptly deliver a copy to Landlord of all such notices sent to Subtenant under the

Sublease. All copies of any such notices shall be delivered personally or sent by United

States registered or certified mail, postage prepaid, return receipt requested, to

Landlord.

Landlord

The Sobrato Group, a California limited partnership

by

its

Tenant

Cisco Systems, Inc., a California corporation

by

its

Subtenant

Cornerstone Imaging, Inc., a Delaware corporation

by

its

Lease between

Sobrato Group and Stratacom, Inc .

1297 Parkmoor

Section Page #

Page ii

I. Parties. THIS LEASE, is entered into on this 26th day of August, 1994,

between SOBRATO INTERESTS, a California Limited Partnership, and STRATACOM,

Inc., a Delaware Corporation, hereinafter called, respectively, "Landlord" and "Tenant".

2. Premises. Landlord hereby leases to Tenant, and Tenant leases from

Landlord, those certain Premises with the appurtenances, situated in the City of San

Jose, County of Santa Clara, State of California, and more particularly described in

Schedule "1".

3. Use. Tenant shall use the Premises for office, research and development,

marketing, light manufacturing, assembly, testing, storage and other incidental uses.

Landlord makes no representation or warranty that any specific use of the Premises desired by Tenant is permitted pursuant to any Laws.

4. Term and Rental.

See Schedule "1" for lease term and monthly rental schedule.

Base Monthly Rent shall be due on or before the first day of each calendar month during the term hereof and shall continue thereafter be due on or before the first day of each calendar month during the Lease Term. AU sums payable by Tenant under this Lease sbl1 be paid in lawful money of the United States of America, without offset or deduction except as set forth in this Lease, and shall be paid to Landlord at such place or places as may be designated from time to time in writing by Landlord. Base Monthly

Rent for any period less than a calendar month shall be prorated based on a thirty (30)

day month.

5. Security Deposit. Sixty (60) days prior to the scheduled Commencement

Dale, Tenant shall deposit with Landlord a equal in amount to the first month's rent due under this Lease as a security deposit. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to payment of rent or other charges. Landlord may, to the extent reasonably necessary to remedy Tenant's default, use all or any part of said deposit for the payment of rent or other charges in default or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount herein above stated. Said deposit shall be returned to

Tenant within thirty (30) days after the Expiration Date or earlier termination of the

Lease and surrender of the Premises to Landlord, less any amount deducted in accordance with this paragraph, together with Landlord's written notice itemizing the amounts and purposes for such retention. In the event OF termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

6. Late Charges. Tenant hereby acknowledges that late payment by Tenant to

Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, administrative, processing,

accounting charges, and late charges, which may be imposed on Landlord by the terms of any contract, revolving credit, mortgage or trust deed covering the Premises.

Accordingly, if any Installment of rent or my other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after the date on which such payment was due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount, which late charge shall be due and payable on the same date that the overdue amount in question was due. Landlord agrees to waive said late charge in the event all amounts set forth in any notice served upon Tenant by

Landlord to pay rent or quit in connection with the overdue amount arc paid in full by cashier's check within five (5) days after Landlord's service upon Tenant of such notice to pay rent or quit. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by

Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3)

consecutive installments of Base Monthly Rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any provision of this Lease to the contrary.

7. Possession.

A. Delivery of Possession: Landlord shall deliver possession of the

Premises on the Commencement Date (as defined in Schedule "1") to Tenant in good working condition and repair, including, but not limited to the roof, parking lot,

electrical, plumbing, heating, ventilating, air conditioning and other mechanical systems.

If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant at the Commencement Date, this Lease shaI1 not be void or voidable, but in that event the Commencement Date and termination date of the Lease and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession. Notwithstanding the foregoing, if Landlord has not delivered possession of the Premises to Tenant by the dare which is thirty (30) days following the scheduled

Commencement Date shown on schedule "1", Tenant shall be entitled to rental abatement hereunder of one (1) day's rent for each day beyond said thirty (30) day period in which the Premises are nor Substantially Complete. In addition, if the

Premises are not Substantially Complete on or before the date which is one hundred eighty (180) days following the scheduled Commencement Date, Tenant, upon written notice to Landlord, shall be entitled to terminate this Lease without further liability to

Landlord. The rent abatement and termination right provided herein shall be the sole and exclusive remedy of Tenant with respect by the failure by Landlord to deliver possession on the scheduled Commencement Date.

B. Construction Warranty for the Building: Notwithstanding anything to the contrary in the Lease, effective upon delivery of the Premises to Tenant, Landlord does hereby warrant (i) that the Premises, prior to any Alterations or new construction performed by Tenant fully comply with all applicable covenants, conditions or restrictions and the rules, regulations, codes, statutes, ordinances, and laws of all governmental and quasi-governmental authorities having jurisdiction over the

Premises; (ii) that the roof membrane of the Building is in good condition and repair;

and (iii) that the roof, parking lot, plumbing and heating, ventilation, air conditioning and other mechanical systems of the Building are in good operating condition and repair. Notwithstanding anything to the contrary contained in the Lease, Tenant's acceptance of the Premises shall not be deemed a waiver of the foregoing warranty or any other warranty of Landlord under the Lease, and Landlord shall promptly repair a11 violations of the warranty set forth in this paragraph at its sole cost and expense.

Landlord's obligations with respect to the correction of such defects shall be limited to the cost to correct the defective work and Landlord shall not be liable for any consequential damages or other loss or damage incurred by Tenant.

C. Risk of Loss: Risk of loss of the Premises prior to the Commencement

Date of the Lease shall be borne by Landlord. At all times prior to the Commencement

Date, Landlord at its sole cost and expense shall maintain so-called contingent liability and broad form "builder's risk" insurance with coverage in an amount equal b the replacement cost of the Building. The insurance policy (i) shall be in a form reasonably satisfactory to Tenant, (ii) shall be carried with a company reasonably acceptable to

Tenant, and [iii) shall provide that such policy shall not be subject to cancellation or change except after at least ten (10) days prior written notice to Tenant. If theBui1ding is damaged or destroyed prior to the Commencement Date, Tenant shall have the right to terminate the Lease by giving notice to Landlord within fifteen (15) days from the date of the damage, if the Premises, in the reasonable opinion of the Architect, cannot be restored within one hundred twenty days (120) from the Commencement Date specified in Schedule "1". If the Building is damaged or destroyed and the Lease is not terminated pursuant to the terms of the Lease and provided further sufficient insurance proceeds exist to rebuild the Building, Landlord shall promptly and diligently complete construction of the Building in accordance with this Lease and all insurance proceeds with respect to the loss shall be paid to an independent depository, reasonably acceptable to Landlord and Tenant, for disbursement to the contractors completing the

Building as the work progresses in accordance with customary institutional lending practices.

8. Acceptance of Premises and Covenants to Surrender.

A. Acceptance: Within thirty (30) days following the Commencement Date,

Landlord and Tenant shall together walk through and inspect the work and prepare a written "punch list" of incomplete or defective construction. Landlord shall use its reasonable efforts to complete and/or repair my items on the "punch list" within thirty

(30) days after the parties have prepared the "punch list" or as soon thereafter as practicable in the exercise of due diligence. After completion of the "punch list", Tenant shall be deemed to have accepted the Premises.

B. Correction of Defects: Notwithstanding anything to the contrary In the

Lease, Tenant's acceptance of the Premises or submission of a "punch list" shall not be deemed a waiver of Tenant's right to have defects in the Tenant Improvements and the

Premises repaired at landlord's sole expense. Tenant shall give notice to Landlord wherever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as reasonably practicable. Landlord also hereby assigns to Tenant all warranties with respect to the Premises which would reduce Tenant's maintenance obligations hereunder and shall cooperate with Tenant to enforce all such warranties.

Landlord warrants that it will obtain a one (1) year warranty from its contractors and suppliers on the roof membrane.

C. Surrender: Tenant agrees on the last day of the Lease Term, or promptly following any sooner termination, to surrender the Premises to Landlord in the condition received by Tenant, reasonable wear and tear, acts of God, casualties,

condemnation, Hazardous Materials as defined in paragraph 18 hereof (other than those stored, used, generated, or disposed of by Tenant, its employees, agents,

contractors and invitees in or about the Premises in violation of "Law" as defined in subparagraph 1l.B.l), and Alterations as defined in subparagraph 10.A made by Tenant which Landlord has indicated that Tenant shall not be required to remove, excepted.

Tenant agrees, at its sole cost, to remove all phone and data cabling from the suspended ceiling and repair or replace broken ceiling tilts, and relevel the ceiling if required.

Tenant shall ascertain from Landlord within thirty (30) days before the Expiration Date

(or promptly following any sooner termination of his Lease) whether Landlord will require Tenant to remove any Alterations made by Tenant at the Premises; provided that Landlord shall not require Tenant to remove any Alteration which Landlord has previously indicated may remain at the Premises. If Landlord shall so require, then

Tenant shall remove such Alterations as Landlord may designate and shall repair any damage to the Premises occasioned by the removal before the Expiration Date or promptly following any sooner termination at Tenant's sole cost and expense. On or before the end of the Lease Term or promptly following any sooner termination, Tenant shall remove all of its personal property and trade fixtures from the Premises, and all property and fixtures not so removed shall be deemed to be abandoned by Tenant. If the Premises are not surrendered at the end of the Lease Term or sooner termination of this Lease in the condition required by this paragraph, Tenant shall indemnify, defend and hold harmless Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

9. Uses Prohibited. Tenant shall not (i) commit, or suffer to be committed, any waste or nuisance upon the Premises, or (ii) allow any sale by auction upon the

Premises, or (iii) allow the Premises to be used for any unlawful purpose, or (iv) place any loads upon the floor, walls, or ceiling which endanger the structure, or (v) use any machinery or apparatus which will vibrate or shake the Premises or the Building so as to damage the Premises other than ordinary wear and tear or otherwise in violation of applicable Law, or (vi) place any harmful liquids, waste materials, or Hazardous

Materials in the drainage system of, or upon or in the soils surrounding, the Building in violation of applicable Law. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature or any waste materials,

refuse, scrap or debris shall be stored upon or permitted to remain on any portion of the

Premises outside of the Building except in waste containers.

10. Alterations and Additions.

A. Construction of Alterations. Tenant may construct non-structural alterations, additions and improvements ("Alterations") in the Premises without

Landlord's prior approval, if the aggregate cost of the Alteration in question does not exceed Twenty Five Thousand and No/100 Dollars ($25,000.00). If Tenant desires to make Alterations costing more than Twenty Five Thousand and No/100 Dollars

($25,000) or structural Alterations, Tenant shall first obtain Landlord's consent, which consent shall not be unreasonably withheld, and, if Landlord does not notify Tenant in writing of its reasonable disapproval of such Alteration within fourteen (14) days following Tenant's written request for approval and delivery to Landlord of the proposed plans, then Landlord shall be deemed to have approved the proposed

Alteration. Upon the request of Tenant, Landlord shall within the above stated fourteen

(14) day period advise Tenant in writing as to whether Landlord shall require removal of any Alteration in question upon the Expiration Date or earlier termination of the

Lease Term. Landlord shall exercise reasonable discretion in determining whether

Landlord will require removal of the Alteration in question. Tenant agrees that it will not proceed to make any Alterations until (i) Tenant has obtained all required governmenta1 approvals and permits, and (ii) Tenant has provided Landlord reasonable security, in form reasonably approved by Landlord, to protect Landlord against mechanics' lien claims. Tenant further agrees to provide Landlord (i) written notice of the anticipated start date and the actual start date of the work, and (ii) a complete set of as-built drawings. All Alterations shall be (i) performed in compliance with all applicable Laws and (ii) maintained, replaced or repaired by Tenant at Tenant's sole costs and expense.

B. Ownership of Alterations: All Alterations, trade fixtures and personal property installed in the Premises at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property and Tenant shall be entitled to all depreciation,

amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, Tenant may remove

Tenant's Property from the Premises at any time, provided Tenant, at its expense,

repairs any damage caused by such removal. Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within ten (10)

days following Tenant's request, Landlord shall execute documents in reasonable form to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

A. Tenant Maintenance: Subject to Landlord's obligations as set forth in this Lease and to the amortization of capital items as set forth in subparagraph 11.B,

Tenant shall, at its sole cost, keep and maintain, repair and replace, the Premises and appurtenances and every part hereof, including but not limited to, the interior non-load bearing walls, the roof membrane, the sidewalks, the parking area, the elevator, the plumbing, electrical and HVAC systems, and the Tenant Improvements in good and sanitary order, condition, and repair. Notwithstanding the foregoing, Landlord shall repair and maintain in good condition, at Landlord's sole cost, the structural portions of the Premises at all times during the Lease Term, including the foundation, exterior walls, load-bearing walls, and the roof structure. Tenant shall maintain the HVAC and elevator equipment in accordance with the requirements of the manufacturer of such equipment. Subject to the obligations of Landlord hereunder and the amortization of capital items as set forth in subparagraph l1.B, Tenant shall pay the cost of all air-

conditioning and heating equipment repairs or replacements which are either excluded from such service contract or any existing equipment warranties. Tenant shall be responsible for the preventive maintenance of the roof membrane, which responsibility shall be deemed properly discharged if (i) Tenant contracts with a licensed roof contractor who is reasonably satisfactory to the Tenant and Landlord, at Tenant's sole cost, to inspect the roof membrane at least every six months, with the first inspection due six (6) months after the Commencement Date, and (ii) Tenant performs, at Tenant's sole cost, all routine preventive maintenance recommendations made by such contractor within a reasonable time after such recommendations are made. Such preventive maintenance might include acts such as clearing storm gutters and drains,

removing debris from the roof membrane, trimming trees overhanging the roof membrane, applying coating materials to seal roof penetrations, repairing blisters, and other routine measures. Upon Landlord's advance written request, Tenant shall provide to Landlord a copy of such preventive maintenance contract and paid invoices for the recommended work for which Tenant is responsible. Subject to Landlord's obligations hereunder and to the amortization of capital items set forth below, Tenant agrees, at its expense, to water, maintain and replace, when necessary, any shrubbery and landscaping.

B. Excluded Costs: Notwithstanding anything to thc contrary in this Lease in no event shall Tenant have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance,

improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively "Costs") nor shall any portion of thc Tenant Improvement Costs

(as defined in paragraph 7) consist of the following items, all of which shall be the responsibility of Landlord:

1. Losses Caused By Others: Costs occasioned by the act, omission or violation of any covenants, statutes, laws, orders, rules, underwriter's requirements,

regulations, private restrictions, building codes or ordinances (collectively, "Law"), a misrepresentation, or breach of this Lease, by Landlord or its agents, employees,

contractors, subcontractors, tenants, or invitees.

2. Casualties and Condemnations: Costs occasioned by fire, acts of

God, or other casualties or by the exercise of the power of eminent domain, provided that Tenant will pay insurance deductibles but only to the extent approved by Tenant in writing in accordance with subparagraph 12D of this Lease.

3. Reimbursable Expenses: Costs for which Landlord has a right of reimbursement from others or for which Landlord actually receives reimbursement.

4. Construction Defects and Compliance with Law: Costs (i) relating to a failure of the Premises to conform to all CC&Rs (hereinafter defined), underwriter's requirements or Laws as of the Commencement Date or (ii) relating to construction defects; or (iii) required to conform the Premises to the final Tenant Improvement

Plans.

5. Hazardous Materials: Except to the extent caused by the disposal,

release, emission generation, or storage of the Hazardous Material in question by

Tenant, its agents, employees, invitees or contractors in violation of Law, Costs incurred to investigate the presence of any Hazardous Materials, Costs to respond to any claim of

Hazardous Material contamination or damage, Costs to remove any Hazardous

Material in, on, about or under the Premises, judgment or other Costs incurred in connection with any Hazardous Materials exposure or releases, or any other Cost associated with a Hazardous Material.

6. Capital Improvements: If Tenant's maintenance or repair

obligations as set forth in this Lease would require Tenant to perform or pay for any improvement which (i) would be properly be capitalized under generally accepted accounting principles, and (i) which cost exceeds Ten Thousand and No/lOO Dollars

($10,000.00), then Landlord shall perform such repair or make such replacement promptly after notification by Tenant if, in Landlord's reasonable judgment, such repair or replacement is necessary for the proper operation of the Premises, and the cost of such item or improvement shall be allocated as follows; Landlord and Tenant shall establish the useful life of the item in question based upon generally accepted accounting principles. Tenant shall pay (i) the first Ten Thousand and No/100 Dollars

($l0,000.00) of the cost for the item or improvement in question; and (ii) a proportion of the actual cost equal to the remaining cost of such improvement or item paid by

Landlord to the third party contractor performing the maintenance or furnishing the replacement times a fraction, the numerator of which is the number of months remaining in the then-current Lease Term, and the denominator of which is the useful life of the improvement in months. The amount so determined shall be divided by the number of months remaining in the then-current Lease Term and Tenant shall pay the resulting monthly amount to Landlord on the first day of each month of the then-

current Lease Term at an interest rate equal to that interest rate specified in the promissory note secured by the first deed of trust on the Premises. Nothing contained herein shall obligate Landlord to remodel, refurbish or reconfigure the floor plan of any space leased by Tenant.

B. Landlord's Obligations. Thirty (30) days prior to the Commencement

Date, Tenant shall provide Landlord a written list of the maintenance and repairs necessary to bring the HVAC, plumbing, electrical systems within the Premises into good operating condition and repair. In addition, Tenant shall provide a written list of any required repairs to the roof membrane after the first major storm following the

Commencement Date. Landlord, at its sole cost and expense shall make such repairs within thirty (30) days following receipt of either List.

C. Site Common Area Costs: Tenant agrees to reimburse Landlord for the expenses resulting from Landlord's payment of Site Common Arm Costs as defined below incurred by Landlord because the cost is not directly allocable to or payable by a single tenant in the improved property owned by Landlord bounded by Parkmoor

Avenue, Race Street, Lincoln Avenue and Auzerais Street (the "Project") as outlined in

Exhibit A. Tenant agrees to pay Tenant's Allocable Share as defined below of the Site

Common Area Costs, as additional rental, within thirty (30) days of written invoice from Landlord.

For purposes of calculating Tenant's Allocable Share of Site Common Area Costs, the

Term "Site Common Area Costs" shall mean all costs and expenses related to the Project which are incurred by Landlord in connection with ownership, management,

maintenance and operation of the Project in which the Premises are located, not directly allocable to or payable by a single tenant in the Project, including but not limited to, the following: (i) Common area utilities for the Project site, including water and power;

and (ii) All common area maintenance and service agreements for the Project site including, without limitation, common area landscape maintenance services, alarm and security services, maintenance, repair and replacement of the sidewalks, waterscape,

parking areas, driveways, and service areas. Site Common Area Costs shall not include a management fee.

For purposes of allocating Site Common Area Costs which Tenant shall pay, Tenant's

Allocable Share of Site Common Area Costs shall be computed on a shared service by service basis, by multiplying the total Site Common Area Costs for service shared by the

Building and one or more buildings in the Project by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the total rentable square footage of the Buildings in the Project which share the services. It is understood and agreed that Tenant's obligation to share in Site Common Area Costs shall be adjusted to reflect the commencement and termination dates of the Lease Term and are subject to recalculation in the event of expansion of the building or Project.

12. Insurance.

A. Tenant's Use: Tenant shall not use, or permit the Premises, or any part thereof, to be used for my unlawful purpose and no use shall be made or permitted to be made of the Premises, nor acts done, which will cause an increase in premiums for the insurance to be maintained by Landlord (unless Tenant pays for the cost of such increase) or a cancellation of any insurance policy covering the Premises. Tenant shall,

at its sole cost and expense, comply with any and all reasonable requirements pertaining to said Premises of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises,

excluding structural improvements or alterations not related to Tenant's specific and particular use.

B. Landlord's Insurance: Landlord agrees to purchase and keep in force

Landlord's liability, loss of rents, and fire and extended coverage insurance in an "all risk" form covering the Premises and all of the Tenant Improvements paid for by

Landlord in the amount of their full replacement value. Tenant agrees to pay to the

Landlord as additional rent, on demand, the cost of such insurance as evidenced by insurance billings to Landlord. Payment shall be due to Landlord on the later of:

(i) thirty (30) days after written invoice to Tenant; or (ii) twenty (20) days prior to the due date of such premiums. Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease. In the event that

Landlord, in its sole discretion, elects to purchase earthquake insurance, Tenant's obligation to pay for the cost of any earthquake insurance premiums shall be limited to an amount equal to or less than two (2) times the cost of the fire and extended coverage premiums. If the Project is located in a flood zone, Landlord shall also maintain flood insurance insuring the Building and Tenant Improvements paid for by Landlord for their full replacement value, and Tenant shall pay for flood insurance premiums in the manner set forth herein.

C. Tenant's Insurance: Tenant, at its sole cost, agrees to insure Tenant's

Property in an amount Tenant deems appropriate for its protection and to obtain worker's compensation as required by Law. Tenant at its sole cost, shall also maintain commercial general Liability insurance for occurrences within the Premises of $5,000,000 combined single limited for bodily injury and property damage. Tenant shall name

Landlord as an additional insured under such commercial genera1 liability policy, and shall deliver a copy of such policy to Landlord prior to the Commencement Date and upon any renewal of such policy. Tenant's commercial general Liability policy sha11 provide for thirty (30) days' prior written notice to Landlord of any cancellation or termination or reduction in coverage.

D. Insurance Deductibles: Tenant shall have the right to specify the deductible of any insurance policy to be carried by Landlord under this Lease and shall reimburse Landlord, in the manner set forth in subparagraph 12.B, for the premiums payable with respect to insurance policies for which Tenant is responsible under subparagraph 12.B containing the deductible 50 specified by Tenant or on insurance policies for which Tenant fails to specify a deductible amount within thirty (30) days following Landlord's written demand for such deductible specification. In the event of damage to the Premises covered by Landlord's "all risk" casualty policy (and not caused by the negligence or willful misconduct of Landlord or Landlord's employees, agents.

contractors, subcontractors, or invitees), Tenant shall pay the amount of any deductible under such policy if this Lease is not terminated in connection with such casualty as provided in paragraph 27 hereof, provided Tenant has approved in writing in advance the amount of such deductible.

E. Waiver: Notwithstanding anything to the contrary in this Lease,

Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage that is caused or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by a standard form of full replacement value "all risk extended coverage" policy of casualty insurance, regardless of whether such loss or damage is due to the negligence of Landlord or Tenant or of their respective agents,

employees, subtenants, contractors, assignees, invitees or any other cause. Each party shall use its reasonable efforts to obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against the

Landlord or the Tenant, as the case may be, if, after such reasonable efforts, such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact and shall be relieved of pursuing the waiver further.

13. Taxes. Tenant shall be liable for, and shall pay prior to delinquency, all taxes and assessments levied against Tenant's Property, and agrees to pay, as additional rental all real estate taxes and assessment installments (special or general) or other impositions or charges which may be levied with respect to the Premises including real estate tax increases due to a sale or other transfer of the Premises. The foregoing notwithstanding, if real property taxes are increased as a result of voluntary conveyance or other transfer of all or any part of the Premises, Tenant shall be liable for (i) only 1/3 of such Increase for the first year following such increase; (ii) 2/3 of such increase for the second year following such increase; and (iii) for one hundred percent (100%) of such increase thereafter for the Lease Term. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease. Tenant shall pay such taxes on the later of (i) twenty

(20) days after written notice from Landlord (which notice shall contain a copy of the tax bill in question); or (ii) ten (10) days before the tax delinquency date. If at any time during the Lease Term a tax, excise on rents, business license tax, or any other tax,

however described, is levied or assessed against Landlord, as a substitute or addition in whole or in part for real estate taxes assessed or imposed on land or Buildings, Tenant shall pay and discharge its share of such tax or excise on rents or other tax before it becomes delinquent. In the event that a tax is placed, levied, or assessed against

Landlord and the taxing authority takes the position that the Tenant cannot pay and discharge its pro rata share of such tax on behalf of the Landlord, then at the sole election of the Landlord, the Landlord may increase the rental charged hereunder by the exact amount of such tax and Tenant shall pay such increase as additional rent hereunder. Notwithstanding anything to the contrary herein, Tenant shall not be required to pay any portion of any tax or assessment: (i) levied on Landlord's renta1 income, unless such tax or assessment is imposed in lieu of real property taxes; (ii) in excess of the amount which would be payable if such tax or assessment were paid in installments over the longest possible term; (iii) imposed on land and improvements other than the Premises; (iv) attributable to Landlord's net income, inheritance, gift,

transfer, franchise or estate taxes; or (v) imposed with respect to Hazardous Materials unless Tenant caused such Hazardous Materials. Tenant may in good faith contest any real property taxes provided that Tenant indemnifies Landlord from any loss or liability in connection therewith.

14. Utilities. Tenant shall pay directly to the providing utility all water, gas, heat,

light, power, telephone and other utilities supplied to the Premises. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or failure to furnish any of utilities to the Premises and

Tenant shall not be entitled to abatement or reduction of any portion of the rent so long as any failure to provide and furnish the utilities to the Premises is not due to the negligence, or willful misconduct of Landlord, its agents, employees or contractors.

Notwithstanding the foregoing, if utilities are not available to the Premises for a period of thirty (30) consecutive days or more and such failure does not result from the acts or omissions of Tenant, its employees, agents, contractors or invitees, Tenant shall be entitled to an abatement of rent to the extent of the interference with Tenant's use of the

Premises occasioned thereby, which abatement shall commence on the thirty-first (31st)

consecutive day of such interference and continue until the affected services are restored so that the Premises are reasonably suitable for Tenant's intended use, and if such interference is not corrected so that the Premises are reasonably suitable for

Tenant's intended use within one hundred eighty (180) days following the interference or interruption, then Landlord or Tenant shall be entitled to terminate this Lease.

Notwithstanding anything to the contrary in this Lease, the above abatement of rent shall only apply in the event Tenant has not occupied the Premises affected by the interference during the preceding thirty (30) days.

15 This paragraph intentionally deleted.

16. Free From Liens. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant or claimed to have been performed for Tenant provided, however, that if Tenant, in good faith, elects to contest such lien, Tenant shall furnish and maintain a bond or other security reasonably acceptable to landlord, and Tenant shall not then be deemed in default under this Lease. In the event Tenant fails to discharge any such lien within ten

(10) days after receiving notice of the filing, Landlord shall be entitled to discharge such lien at Tenant's expense and all resulting costs incurred by Landlord, including attorney's fees, shall be due from Tenant as additional rent

17. Compliance With Governmental Regulations. Tenant shall, at its sole cost and expense, comply with the requirements of all Laws now in force, or which may hereafter be in force, either (i) pertaining to Tenant's specific and particular use of the

Premises or (ii) arising because of an Alteration made by Tenant, and shall faithfully observe in the use of the Premises all Laws now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether landlord be a party thereto or not,

that Tenant has violated any such ordinance or statute in Tenant's use of the Premises,

shall be conclusive of that fact as between Landlord and Tenant. At the

Commencement Date, the Premises shall conform to all requirements of covenants,

conditions, restrictions and encumbrances ("CC&Rs"), all underwriters' requirements,

and all Laws applicable thereto. Tenant shall not be required to construct or pay the cost of complying with any CC&Rs, underwriters' requirements or Laws requiring construction of improvements in the Premises which are properly capitalized under generally accepted accounting principles, unless (i) such compliance is necessitated solely because of Tenant's particular and specific use of the Premises or (ii) such compliance is necessitated because of Alterations made by Tenant. Any structural requirements or Costs necessitated by CC&R's, underwriters' requirements or Laws which are imposed on buildings or real estate generally (as opposed to the Premises because of Tenant's specific and particular use) shall be performed by Landlord and the cost of such item or improvement shal1 be allocated as follows: Landlord and Tenant shall establish the useful life of the improvement based upon generally accepted accounting principles. Tenant shall pay a proportion of the actual cost equal to the cost of such improvement or item paid by Landlord to the third party contractor performing the maintenance or furnishing the replacement times a fraction, the numerator of which is the number of months remaining in the initial Lease Term, and the denominator of which is the useful life of the improvement in months. Tenant shall make such payment to Landlord within five (5) days after written demand by Landlord.

18. Toxic Waste and Environmental Damage.

A. Tenant's Responsibility: Tenant shall not bring, allow, or use upon the

Premises, or generate, create, emit, release or dispose from the Premises, any chemicals,

toxic or hazardous gaseous, liquid or solid materials or waste, including without limitation, material or substance having characteristics of ignitability, corrosivity,

reactivity, or extraction procedure toxicity or substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Administrative

Code as the same may be amended from time to time (which are referred to in this

Lease as "Hazardous Materials") in violation of Laws nor shalll Tenant permit any of the same in violation of Laws. Tenant shall comply, at its sole cost, with all Laws pertaining to, and shall indemnify and hold Landlord harmless from any claims, damages, losses,

liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, allowing, using, generating, creating, emitting, releasing, or disposing of any such Hazardous Materials by Tenant, its employees, agents, contractors or invitees.

Tenant's indemnification and hold harmless obligations as hereinbefore specified include, without limitation, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable,

brought by any private or public person under common law or under the

Comprehensive Environmental Response, Compensation and Liability Act of 1980

("CEZCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any

other federal, state, county or municipal law, ordinance or regulation, (ii) claims,

liabilities, costs or expenses pertaining to the cleanup or maintenance of wastes, the identification of the pollutants in the waste, the identification of scope of any environmental contamination, the removal of pollutants fron soils, riverbeds or aquifers, the provision of an alternative public drinking water source, or the monitoring of ground water and surface waters, a11 to the extent required by applicable law, and

(iii) a11 costs of defending such claim. Tenant further agrees to properly close the facility with regard to Hazardous Materials and obtain a Closure Certificate from the local administering agency for any Hazardous Material used, generated, emitted or disposed of by Tenant, its employees, agents, contractors or invitees in or about the

Premises if so required by Law upon the Expiration Date or earlier termination of the

Lease. Landlord may employ, at Landlord's expense, an independent engineer or consultant to periodically inspect Tenant's operations to verify that Tenant is complying with its obligations under this paragraph.

B. No Responsibility: Notwithstanding the foregoing or anything in this

Lease, Tenant shall have no responsibility to Landlord, Landlord's employees,

contractors, officers, agents or partners or to any third party for any Hazardous Material which was not released, stored, disposed of, emitted, or discharged by Tenant, its agents, invitees, employees and contractors in or about the Premises and which is or comes to be, present on or about the Premises, or the soil or groundwater thereof, at any time. Landlord, at its sole expense, shall promptly comply with all laws, orders,

injunctions, judgments, mandates and directives of any applicable governmental authority concerning the investigation, removal, monitoring or remediation of any

Hazardous Materials present on the Premises or the groundwater thereof, except to the extent that the Hazardous Material in question was released, stored, disposed of,

emitted or discharged by Tenant or its employees, invitees, agents, or contractors.

Landlord hereby waives all claims, liabilities, costs, expenses or obligations, known or unknown, against Tenant with respect to Hazardous Materials present on the Premises as of the Commencement Date or which come to be present on the Premises after the

Commencement Date, except to the extent that the presence of the Hazardous Materials in question was due to any act or omission of Tenant or its employees, agents,

contractors, or invitees.

C. Landlord's Representation and Indemnity: Landlord hereby represents and warrants to Tenant, that to Landlord's actual knowledge: (i) the Premises and all operations conducted thereon prior to the Commencement Date are in compliance with all Laws regarding Hazardous Materials ("Hazardous Material Laws"), and (ii) any

handing transportation, storage, treatment, disposal, release or use of Hazardous

Materials that has occurred on or about the Premises prior to the Commencement Date has been in compliance with all Hazardous Materials Laws. Landlord further represents and warrants that to Landlord's actual knowledge no litigation has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence of Hazardous Materials on or about the

Premises, nor has Landlord received any notice of any violation, or any alleged violation of Hazardous Materials Laws, pending claims or pending investigations with respect to the presence of Hazardous Materials on or about the Premises. Except to the extent the presence of the Hazardous Material in question was due to any act or omission of Tenant, or its agents, employees, invitees and contractors, Landlord shall indemnify, protect, defend and hold harmless Tenant and its employees, officers,

directors, successors and assigns arising from or in connection with (i) any claim,

remediation, obligation, investigation, obligation, liability, cause of action, penalty,

attorneys' fee, cost, expense or damage owing or alleged to be owing by Tenant to any third party with respect to any Hazardous Material present on or about the Premises, or the soil, groundwater or surface water thereof, or (ii) the removal investigation,

monitoring or remediation of any Hazardous Material present on or about the Premises or the soil, groundwater or surface water thereof, in any of the foregoing cases without regard to whether the Hazardous Materials were present on the Premises as of the

Commencement Date or whether the presence of the Hazardous Materials was caused by Landlord. In no event shall Landlord be liable for any consequentia1 damages suffered or incurred by Tenant as a result of any such contamination.

D. Actual Release by Tenant: Tenant agrees to notify Landlord of any lawsuits against Tenant which relate to, or orders with respect to Tenant which relate to the remedying of, the actual release of Hazardous Materials on or into the Property,

Improvements, soils or groundwater at or under the Premises. Tenant shall also provide to Landlord all notices required by Section 25359.7(b) of the Health and Safety

Code and all other notices required by law to be given to Landlord in connection with

Hazardous Materials. Without limiting the foregoing, Tenant shall also deliver to

Landlord, within twenty (20) days after receipt thereof, any written notices from any governmental agency alleging a material violation of, or material failure to comply with, any federal, state or local laws, regulation, ordinances or orders, the violation of which of failure to comply with, poses a foreseeable and material risk of contamination of the groundwater or injury to humans (other than injury solely to Tenant, its agents and employees within the Improvements on the Property).

In the event of any release on or into the Property, Improvements, soil or groundwater of any Hazardous Material used, treated, stored or disposed of by

Tenant, Tenant agrees to comply, at its sole cost and expense, with ail laws, regulations,

ordinances and orders of any federal, state or local agency relating to the monitoring or remediation of such Hazardous Materials. In the event of any such release of

Hazardous Materials, Tenant agrees to meet and confer with Landlord and its Lender to attempt to eliminate and mitigate any financial exposure to such Lender and resultant exposure to Landlord under California Code of Civil Procedure section 736(b) as a result of such release and promptly to take reasonable monitoring, cleanup and remedial steps given, inter alia, the historical uses to which the Property has and continues to be used, the risks to public health posed by the release, the then available technology and the costs of remediation, cleanup and monitoring, consistent with acceptable customary practices for the type and severity of such contamination and all applicable laws. Nothing in the preceding sentence shall eliminate, modify or reduce the obligation of Tenant under paragraph 18(A) of this Lease to indemnify and hold

Landlord harmless from any claims liabilities, costs or expenses incurred or suffered by

Landlord as provided in paragraph 18(A) of this Lease. Tenant shall provide Landlord prompt written notice of Tenant's monitoring, cleanup and remedial steps.

In the absence of an order of any federal, state or local governmental or quasi-

governmental agency relating to the cleanup, remediation or other response action required by applicable law) any dispute arising between Landlord and Tenant concerning Tenant's obligation to Landlord under this Paragraph C concerning the

Level, method, and manner of cleanup, remediation or response action required in connection with such a release of Hazardous Materia1s shall be resolved by mediation and/or arbitration pursuant to the provisions of paragraph 42 of this Lease.

E. Notification: Landlord and Tenant shall notify the other of the existence of any reports, recommendations or studies prepared in connection with any investigation for the presence of Hazardous Materials on or about the Premises and shall give written notice to the other as soon as reasonably practicable of (i)any communication received from any governmental authority concerning any Hazardous

Materials which relates to the Premises; and (ii) any contamination of the Premises by

Hazardous Materials which constitutes a violation of any Hazardous Materials laws.

F. Environmental Monitoring: Tenant shall have the right, at Tenant's

Expense, to conduct a baseline environmental study at the Project, including the right to bore holes and take soils samples, if Tenant so elects, provided Tenant obtains

Landlord's advance written consent, which consent shall not be unreasonably withheld.

Landlord and its agents shall have the right, at Tenant's sole cost and expense, to inspect, investigate, sample and/or monitor the Premises, including any air, soil, water,

groundwater or other sampling or any other testing, digging, drilling or analysis to determine whether Tenant is complying with the terms of this paragraph 18. If

Landlord discovers that Tenant is not in compliance with the terms of this paragraph

18, any such costs incurred by Landlord, including attorneys' and consultants' fees shall be due and payable by Tenant to Landlord within five days following Landlord's written demand therefore.

G. Interference: If the Premises should become unsuitable for Tenant's use as a consequence of the presence of any Hazardous Material which does not result from

Tenant's or its employees, agents contractors or invitees use, storage or disposal of such material in violation of applicable Law which persists for thirty (30) continuous business days, ("Interfering Event") then Tenant shall be entitled to an abatement of rent to the extent of the interference with Tenant's use of the Premises occasioned thereby from the date of the Interfering Event, which abatement shall commence on the thirty-

first (31st) consecutive day of such interference and continue until the affected Services are restored so that the Premises are reasonably suitable for Tenant's intended Use, and,

if such interference cannot be corrected or the damage resulting therefrom repaired so that the Premises will be reasonably suitable for Tenant's intended use within one hundred eighty (180) days following the occurrence of the Interfering Event, then

Tenant shall be entitled to terminate this Lease by delivery of written notice to the other within five (5) days following the expiration of such one hundred eighty (180) day period.

19. Indemnity. As a material part of the consideration to be rendered to

Landlord, Tenant hereby waives a11 claims against Landlord for damages to goods,

wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time,

and Tenant shall indemnify and hold Landlord exempt and harmless from my damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises, the Building and/or

Project by Tenant, its employees, agents, contractors or invitees, or from the failure of

Tenant to keep the Premises in good condition and repair, as herein provided. Further,

in the event Landlord is made party to any litigation due to the acts or omission of

Tenant, its employees, contractors, agents, or invitees, Tenant will indemnify and hold

Landlord harmless from any such claim or liability including Landlord's costs and expenses and reasonable attorney's fees incurred in defending such claims except to the extent of the negligence or willful misconduct of Landlord or its agents, employees,

tenants, or contractors, subcontractors, or a breach of this Lease by Landlord.

Notwithstanding anything to the contrary in this Lease, Tenant shall neither release

Landlord from, nor indemnify or defend Landlord with respect to: (i) the negligence or willful misconduct of Landlord, or its agents, tenants, employees, contractors,

subcontractors or invitees; (ii) a breach of Landlord's obligations or representations under this Lease, or (iii) any Hazardous Material which was not released, emitted, or discharged by Tenant, its agents, employees and contractors and which is or comes to be, present on or about the Premises, or the soil or groundwater thereof, at any time.

Landlord shall indemnify, defend and hold harmless Tenant from all damages, costs,

liabilities, judgments, actions, attorneys' fees, consultants' fees, investigative cost,

remediation expense, and all other costs and expenses arising from (i) the negligence or willful misconduct of Landlord or its employees, agents, contractors or invitees; or

(ii) the breach OF Landlord's obligations or representations under this Lease. The obligations imposed on the parties pursuant to this paragraph 19 are only imposed to the extent permitted by Law and are not intended to exceed the limits of California Civil

Code Section 1668.

20. Advertisements and Signs. Tenant will not place or permit to be placed, in,

upon or about the said Premises any signs not approved by the city or other governing authority. Any sign so placed on the Premises shall be removed by Tenant at its expense prior to the Expiration Date or promptly following any earlier termination of the Lease Term, and repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have same so removed at Tenant's expense. Landlord shall cooperate with and assist Tenant in acquiring permits for the signage desired by Tenant; provided, however, that Landlord shall not be required to incur any out-of-pocket costs in connection therewith.

21. Attorneys' Fees. In case a suit or alternative form of dispute resolution should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorneys fee as part of its costs which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. In addition, the prevailing party shall be entitled to recover all costs and expenses including reasonable attorney's fees incurred by the prevailing party in enforcing any judgment or award against the other party. The foregoing provision relating to post-judgment costs is intended to be severable from all other provisions of this Lease.

22. Tenant's Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: (a) Any failure by Tenant to pay any rent under this Lease on or before the date such rent is due under this Lease; (c) a failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty

(30) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

(dl the making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy

(unless, in the case of a petition filed against Tenant, the same is dismissed within sixty

(60) days after the filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this

Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution or other judicia1 seizure of substantially all of Tenant's assets located at he Premises or of Tenant's interest in this Lease, where such seizure is not discharqed within sixty (60) days. The notice requirements set forth herein are in lieu of and not in addition to the notices required by California Code of Civil Procedure

Section 1161, provided that such notices are given in the manner required by such statute. Any notice given by Landlord to Tenant pursuant to California Civil Code

Section 1161 with respect to any failure by Tenant to pay rent under this Lease on or before the date the rent is due under this Lease shall provide Tenant with a period of no less than ten (10) days to pay such rent or quit.

A. Remedies: In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to SO terminate this Lease then Landlord may recover from Tenant: (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination;

plus (b) the worth at the time of award of the amount by which the unpaid rent which would have hen earned after termination until the time of award exceeds the amount of such rental loss for the same period Tenant proves could have been reasonably avoided, plus (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such

Page 14 Missing.

25. Notices. All notices, demand, requests, or consents required or permitted be in writing and given under this Lease shall be personally delivered, delivered by reputable commercial overnight courier, or sent by prepaid certified first class mail,

return receipt requested to the parties at the following addresses, or such other addresses as the parties shall designate by three (3) days' prior written notice to the other party:

If to Tenant:

StrataCom Inc.

1400 Parkmoor Avenue

San Jose, CA 95126

Attn: Sanjay Subhedar

If to Landlord:

Sobrato Group

10600 North De Anza Blvd., Suite 200

Cupertino, CA 95014

Attn: John Sobrato

Notices given by personal delivery shall be deemed effective upon signed acknowledgment of receipt or, if delivered by courier, one (1) day after deposit with the courier, or if mailed, 48 hours from the time of mailing.

26. Entry by Landlord. Upon twenty-four (24) hours advance notice to Tenant

(except in the event of an emergency where no such prior notice shall be required) and provided that Landlord does not unreasonably interfere with Tenant's use of the

Premises, Tenant shall permit Landlord and his agents to enter upon the Premises at all reasonable times subject to any reasonable safety and/or security regulations of Tenant for the purpose of inspecting the same, maintaining the Premises, or making repairs or alterations as may be required to fulfill Landlord's obligations hereunder without my abatement or reduction of rent or without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and Tenant shall permit Landlord and his agents, at any time within one hundred eighty (180) days prior to the Expiration Date (or any time during the Lease if Tenant is in default hereunder),

to place upon said Premises any "For Lease" signs and exhibit the Premises to rea1 estate brokers and prospective tenants at reasonable hours upon reasonable prior notice.

27. Destruction of Premises.

A. Obligation to Restore: In the event of damage or destruction to the

Building or Premises or any portion thereof by any casualty during the Lease Term,

Landlord shall forthwith repair the same to the condition the Building or Premises were in immediately before the destruction (to the extent permitted by Laws), provided such casualty is (i) of a type required to be insured against by Landlord under the terms of this Lease and for which Landlord has actually received insurance proceeds sufficient to repair the damage or destruction or (ii) is actually insured against by Landlord and for which Landlord has actually received insurance proceeds sufficient to repair the damage or destruction (herein collectively referred to as an "Insured Casualty"). In the event of damage or destruction of the Premises by a casualty of a type which is not required to be insured against by Landlord under this Lease, and which is not actually insured against by Landlord (herein referred to as an "Uninsured Casualty"), Landlord shall restore the Premises to the same condition as they were in immediately before such destruction (to the extent permitted by Laws) and this Lease shall not terminate;

provided, that if in the case of such Uninsured Casualty the cost of restoration exceeds five percent (5%) of the then replacement cost of the Building, Landlord may elect to terminate this Lease by giving written notice to Tenant within fifteen (15) days after determining the replacement cost and furnishing reasonable evidence thereof to Tenant.

If Landlord SO elects to terminate this Lease, Tenant, within fifteen (15) days after receiving Landlord's notice to terminate, can elect to pay to Landlord at the time Tenant notifies Landlord of its election, the difference between five percent (5%) of the replacement cost of the Building and the actual cost of restoration, in which case

Landlord shall restore the Premises and this Lease shall not terminate. If Landlord so elects to terminate this Lease and Tenant does not elect to contribute the cost Of restoration as provided herein, this Lease shall terminate. In all events Landlord shall not be required to restore or replace Tenant's Alterations or replace Tenant's Property unless Landlord receives insurance proceeds which cover such losses. Provided the damage is not due to the negligence or willful misconduct of Tenant, its employees,

agents, contractors or invitees, Tenant shall be entitled to a proportionate reduction of

Base Monthly Rent during the period of damage and restoration, such proportionate reduction to be based upon the extent to which thc damage and making of repairs shall interfere with Tenant's use of the Premises.

B. Tenant's Right to Terminate: In the event of damage or destruction to the Premises, Landlord shall furnish to Tenant a good faith written estimate from

Landlord's architect or construction consultant of the time period needed to restore the

Premises, within thirty (30) days after the date of the damage or destruction in question.

If such estimate indicates that the repair or restoration of the Premises cannot be made within one hundred eighty (1Ro) days after the date of the damage or destruction, and

Landlord has not terminated the Lease pursuant to paragraph 27A above, Tenant may,

at its option, terminate this Lease by giving written notice to Landlord of such election within fifteen (15) days after receipt of Landlord's estimate. Tenant shall also have the right to terminate this Lease if the actual restoration of the Premises is not effectuated within two hundred seventy (270) days after the date of the casualty. Further, Tenant shall have the right to terminate this Lease if the Building is damaged by any peril within twelve (12) months of the last day of the Lease Term to such an extent that more than thirty percent (30%) of the floor area of the Building is rendered unusable by

Tenant for a period of more than sixty (60) days. The provision of Section 1932

Subdivision Z and of Section 1933, Subdivision 4, of the Civil Code of the State of

California and any other similarly enacted statute are waived by Tenant and the provisions of this paragraph 27 shall govern in the case of such destruction.

A. Permitted Transfers: Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment or subletting proceeds, sublet the Premises or assign the Lease to the following (herein called

"Permitted Transferees"): (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Tenant (ii) a successor corporation related to Tenant by merger, consolidation, or non-bankruptcy reorganization; or (iii) a purchaser of substantially all of Tenant's assets located in the Premises. For the purpose of this

Lease, sale of Tenant's capital stock shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

B. Consent by Landlord: In the event Tenant desires to assign this Lease or any interest therein including, without limitation, a pledge, mortgage or other hypothecation, or sublet the Premises or any part thereof except as set forth above with respect to 'Permitted Transferees," Tenant shall deliver to Landlord copies of the proposed agreement, the financial statements of the assignee or subtenant, and any additional information as reasonably required by Landlord. Landlord shall then have a period of fourteen (14) days following receipt of such notice, documents and information within which to notify Tenant in writing that Landlord elects (i) to permit

Tenant to assign or sublet such space to the named assignee/subtenant, or (ii) to refuse consent, provided Landlord shall not unreasonably refuse such consent. If Landlord should fail to notify Tenant in writing of such election within said 14 day period,

Landlord shall be deemed to have elected to permit the assignment or sublease in

Question. No assignment or subletting by Tenant shall relieve Tenant or any guarantor of any obligations under this Lease or any guaranty. Landlord's consent to the proposed assignment or sublease shall not be unreasonably withheld or delayed,

provided and upon condition that: (i) the proposed uses will not violate this Lease or any Laws; (ii) the proposed assignee or subtenant has sufficient financial worth to undertake the responsibility involved, and Landlord has been furnished with reasonable proof thereof; and (ii) the proposed assignment or sublease shall be in a form reasonably satisfactory to Landlord. Whether or not Landlord grants its consent to the proposed sublease or assignment, Tenant agrees to reimburse Landlord for all reasonable attorneys' fees and costs incurred by Landlord in connection with the review of the proposed sublease or assignment.

C. Assignment or Subletting Consideration: Any rent actually received by

Tenant under any sublease or assignment in excess of the rent payable hereunder, after deducting the unamortized cost of the Tenant Improvements paid by Tenant and

Alterations installed at Tenant's expense provided such Alterations or Tenant

Improvements arc utilized by the subtenant or assignee, and subletting and assignment costs incurred by Tenant in connection with the assignment or sublease (including,

without limitation, attorneys' fees, brokerage commissions, and remodeling costs), any vacancy costs incurred by Tenant, and Tenant's costs in performing under such assignment or sublease, shall be paid by Tenant fifty percent (50%) to Landlord upon

Tenants receipt thereof. Landlord's right to the allocation of bonus rent is an independently negotiated term of the Lease, constitutes a material inducement for the

Landlord to enter into the Lease, and is agreed as between the parties to be commercially reasonable.

D. No Release: Any assignment or sublease except to a Permitted

Transferee shall be made only if, and shall not be effective until, the assignee or subtenant shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord, whereby the assignee or subtenant shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any sublease or assignment and the acceptance of rent or additional rent by Landlord from any subtenant or assignee,

Tenant and any guarantor shall and will remain fully liable for the payment of the rent

And additional rent due, an to become due hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant,

assignee or any other person claiming under or through any subtenant or assignee that shall be in violation of any of the terms and conditions of this Lease, and any such violation shall be deemed to be a violation by Tenant hereunder. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all losses,

liabilities, damages, costs and expenses (including reasonable attorney fees) resulting from any claims that may be made against Landlord by any real estate brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

E. Effect of Default: In the event of Tenant's default, Tenant hereby assigns all rents due from any assignment or subletting to Landlord as security for performance of its obligations under this Lease and Landlord may collect such rents as Tenant's attorney-in-fact, except that Tenant may collect such rents unless a default occurs as described in such election paragraph 22 above. The termination of this Lease due to

Tenant's default shall not automatically terminate any assignment or sublease then in existence; at the election of Landlord such assignment or sublease shall survive the termination of this Lease and, upon such election, the assignee or subtenant shall attorn to Landlord and Landlord shall undertake the obligations of the Tenant under the sublease or assignment; provided the Landlord shall not be liable for prepaid rent,

security deposits or other defaults of the Tenant to the subtenant or assignee, or any acts or omissions of Tenant, its agents, employees contractors and invitees.

29. Condemnation. If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder,

this Lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the Base Monthly Rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the Lease Term only such portion of the rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Tenant shall have the option to terminate this Lease as of the date when title to the part taken vests in the condemnor or purchaser if the taking or condemnation of the Premises is such that the remaining space unaffected by the taking or condemnation is not reasonably suitable for Tenant's use or the conduct of Tenant's business. If a part or all of the

Premises be taken, all compensation awarded upon such taking shall go to Landlord and the Tenant shall have no claim thereto; provided, however, that nothing contained herein shall be deemed to waive or release Tenant's interest in any separate award for

(i) loss of or damage to Tenant's trade fixtures, Alterations, or personal property;

(ii) interruption of Tenant's business; (iii) Tenant's loss of goodwill; (iv) Tenant's moving cost; (v) Tenant's interest in any Tenant Improvements; (vi) or any separate award made to Tenant for whatever purpose. In the event that this Lease is not terminated by reason of the condemnation, Landlord at its expense shall, to the extent of the condemnation award, repair any damage to the Premises caused by such condemnation. Tenant hereby waives the provisions of California Code of Civil Procedures Section 1265.130 or

any similar statue now or hereafter enacted.

30. Effects of Conveyance. The term "Landlord" as used in this Lease, means only the owner for the time being of the Premises, so that, in the event of any sale or other conveyance of the Premises, the transferor shall be and hereby is entirely freed and relieved of all covenants and obligations of the "Landlord" hereunder accruing after the date of the conveyance. Notwithstanding the foregoing, the transferor shall not be relieved of its obligations under this Lease, unless and until it transfers the cash security deposit or original letter of credit to its successor and the successor assumes in writing the obligations of Landlord accruing on and after the effective date of the transfer.

Furthermore, the transferor shall not be relieved of its obligations hereunder accruing after the date of the transfer unless the assignee or successor in question has a net worth reasonably sufficient to assure performance of the obligations of Landlord hereunder,

and Landlord furnishes reasonable evidence thereof to Tenant.

A. Subordination to Future Obligations: In the event Landlord notifies

Tenant in writing, this Lease shall be subordinate to any ground lease, deed of trust, or other hypothecation for security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to renewals, modifications,

replacements and extensions thereof. Tenant agrees to promptly execute and deliver any reasonable documents which may be required to effectuate such subordination within ten (10) days following Landlord's request. Notwithstanding such subordination but subject to the terms and conditions of this Lease, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default hereunder.

Notwithstanding anything to the contrary in the Lease, subordination of Tenant's leasehold interest to a mortgage, deed of trust, ground lease or instrument of security,

and Tenant's attornment to any party is conditioned upon (i) Tenant's concurrent receipt from the lender or ground lessor in question of an express written agreement in form reasonably satisfactory to Tenant providing for recognition of all of the terms and conditions of this Lease and providing for continuation of this Lease upon foreclosure of the deed of trust, mortgage or security interest or termination of the ground lease; and

iii) the written agreement by such successor to perform all of the obligations to be performed by Landlord under the Lease on and after the date of the foreclosure or termination of the ground lease excepting the environmental indemnity contained in paragraph 18.C which shall be a continuing obligation of Landlord.

B. Existing Obligations: Landlord represents and warrants that the

Premises are not encumbered by a mortgage, loan, deed of trust or ground Lease as of the date of Landlord's execution of this Lease, except for the first deed of trust in favor of Principal financial Group ("Lender"). Landlord shall use its reasonable efforts to cause the Lender to furnish to Tenant with a written agreement in form reasonably satisfactory to Tenant providing for: (i) recognition by Lender of a11 of the terms and conditions of this Lease; and (ii) continuation of this Lease upon foreclosure of Lender's security interest in the Premises.

32. Waiver. The waiver by Landlord or Tenant of any breach of any term,

covenant or condition herein contained shall not be deemed to be a waiver of such term,

covenant or condition or any subsequent breach of the same or any other term,

covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord (or the payment thereof by Tenant) shall not be deemed to be a waiver of any preceding breach by Landlord or Tenant of any term, covenant or condition of this

Lease, other than the failure of Tenant to pay the particular rental accepted by Landlord,

regardless of the party's knowledge of such preceding breach at the time of acceptance of such preceding breach at the time of acceptance of such rent. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver thereof by Landlord. No act or conduct of Landlord, including,

without limitation, the acceptance of keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the Expiration Date. Landlord's consent to or approval of any act by Tenant which require Landlord's consent or approvals shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

33. Holding Over. Any holding over after the Expiration Date or sooner termination of the Lease shall be construed to be a tenancy from month-to-month,

terminable on thirty (30) days written notice from either party, and Tenant shall pay rent to Landlord at a rate equal to the greater of (i) one hundred twenty-five percent

(125%) of the Base Monthly Rent installment due in the month preceding the termination or Expiration Date or (ii) the Fair Market Rental (as defined in paragraph 37) plus all other amounts payable by Tenant under this Lease. Any holding over shall otherwise be on the terms and conditions herein specified, except those provisions relating to the Lease Term and any options to extend or renew, which provisions shall be of no further force and effect following the expiration of the applicable exercise period. Tenant shall indemnify, defend, and hold Landlord harmless from all loss or liability (including, without limitation, any loss or liability resulted from any claim against Landlord made by any succeeding tenant) founded on or resulting from Tenant's failure to timely surrender the Premises to

Landlord and losses to Landlord due to lost opportunities to lease the Premises to succeeding tenants.

34. Successors and Assigns. The covenants and conditions herein contained shall, subject to the provisions of paragraph 28 above, apply to and bind the heirs,

successors, executors, administrators and assigns of all the parties hereto.

35. Estoppel Certificates. Each party shall at any time during the Lease Term,

within ten (10) business days following written notice from the other party, execute and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which any rent and other charges have been paid in advance, and acknowledging that there are not, to the party's knowledge, any uncured defaults on the part of the other party hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the

Premises or a purchaser of Tenant's assets or leasehold interest. Landlord's or Tenant's failure to deliver such statement within such time shall be conclusive upon the party not providing the statement that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party; (ii) there are not uncured defaults in the requesting party's performance. Upon the advance written request of Landlord, Tenant shall furnish Landlord with Tenant's most recent available financial statements, subject to the following: (i) Landlord shall only require such statement in connection with Landlord's proposed sale or refinance of the Premises; and

(ii) Landlord and any person or entity to whom such financial statements are provided shall agree in writing to hold such statements in the confidence unless such statements are otherwise available to the public.

36. Option to Extend the Lease Term. Landlord hereby grants to Tenant, upon and subject to the terms and conditions set forth in this paragraph, two options (the

"Options") to extend the term of the Lease for an additional term (the "Option Term"),

each Option Term to be for a period of sixty (60) months provided Tenant is not in default at (i) the date of exercise of the Option, or (ii) at the commencement of the

Option Term. The Options shall be exercised, if at all, by written notice to Landlord on or before the date that is twelve (12) months prior to the expiration of the then-current

Lease Term. If Tenant exercises the Option, each of the terms, covenants and conditions of this Lease shall apply during the Option Term, except that the Base Monthly Rent payable by Tenant during the Option Period shall be the ninety five percent (95%) of the fair market monthly rent for the Premises (the "Fair Market Rent") as of the commencement of the Option Period. The foregoing notwithstanding, Tenant shall have only two (2) Options to extend the term of the Lease. Fair Market Rent for the

Premises shall mean the rental and all other monetary payments including any escalations and adjustments thereto (including without limitation Consumer Price

Indexing) then being obtained for new leases of space comparable in age and quality to the Premises in the Locality of the Building that Landlord could obtain during the

Option Tern from a third party desiring to lease the Premises for the Option Term. The appraisers shall be instructed that the foregoing five percent (5%) discount is intended to reduce comparable rents which include (i) brokerage commissions, (ii) tenant improvement allowances, and (iii) vacancy costs, to account for the fact that Landlord will not suffer such costs. The determination of the Fair Market Rent for the Premises sha11 not include any part of the rental value added to the Premises as a consequence of construction of Alterations or improvements made by Tenant or at Tenant's expense.

37. Appraisal. If the parties are unable to agree upon the Fair Market Rent for the

Premises for the applicable Option Term at least ninety (90) days prior to the commencement of such Option Term, then the Fair Market Rent shall be determined by appraisal conducted pursuant to this paragraph 37. If it becomes necessary to determine by appraisal the Fair Market Rent for the Premises for the purpose of establishing the Base Monthly Rent pursuant to this paragraph 37 or for purposes of any other provision of this Lease, then such Fair Market Rent shall be determined by three

(3) real estate appraisers, all of whom shall bc members of the American Institute of

Real Estate Appraisers with not less than five (5) years experience appraising commercial and industrial real property located in Santa Clara County, California, in accordance with the following procedures:

A. The party demanding an appraisal (the "Notifying Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the

Notifying Party, in writing, of the name, address and qualifications of an appraiser selected by it. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers so selected shall appoint a third appraiser. In the event the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then Presiding Judge of the Superior Court of the State of

California for the County of Santa Clara or the head of the most local chapter of the

American Institute of Real Estate Appraisers. If the Non-Notifying Party fails to select a qualified appraiser within the ten day period provided above, the appraiser selected by the Notifying Party shall be the sole appraiser used for determining the Fair Market

Rent.

B. The three (3) appraisers so selected shall meet in Santa Clara County,

California, not later than twenty (20) days following the selection of the third appraiser.

At said meeting the appraisers so selected shall attempt to determine the Fair Market

Rent for the Premises for the Option Term in question.

C. If the appraisers so selected are unable to complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of the first meeting, in an attempt to have at least two (2) of them agree. If at the initial meeting or at any time during said fifteen (15) day period two (2) or more of the appraisers so selected agree on the Fair Market Rent for the Premises, such agreement shall be determinative and binding on the parties hereto,

and the agreeing appraisers shall forthwith notify both Landlord and Tenant of the amount set by such agreement.

D. In the event two (2) or more appraisers do not so agree within said fifteen (15) day period, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his or her independent appraisal in simple letter form to Landlord and Tenant stating his or her determination of the Fair

Market Rent for the Premises for the Option Term. The parties shall then determine the

Fair Market Rent for the Premises by determining the average of the Fair Market Rent set by each of the appraisers; provided, however, that (i) if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal, then such lowest appraisal shall be disregarded; and/or (ii) if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal, then such highest appraisal shall be disregarded. If any appraisal is so disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

E. Each party shall bear the fees and expenses of the appraiser selected by or for it and the fees and expenses of the third appraiser shall be borne fifty percent

(50%) by Landlord and fifty percent (50%) by Tenant.

F. Tenant shall have the right to rescind its exercise of the Option if it does not approve in writing the Fair Market Rent determined by appraisal, but in such case,

Tenant shall pay the costs of the appraisals. In the event Tenant rescinds its exercise of the Option, the Lease shall be automatically extended for a period of one hundred twenty (120) days from the date of Tenant's written rescission at the rent then payable under this Lease until the Expiration Date, and thereafter at the rate established by appraisal until the end of the one hundred twenty (120) day period.

38. Quiet Enjoyment. Upon performing the terms, covenants and conditions of this Lease and except as otherwise provided in this Lease, Tenant shall quietly have and hold the Premises for the Lease Term and any extensions thereof without interference by Landlord or any party claiming by or through landlord.

39. Brokers. Landlord and Tenant each represent that they have not utilized or contacted a real estate broker or finder with respect to this Lease other than CPS

("Broker"). Tenant and Landlord each agree to indemnify and hold the other harmless against any claim, cost, liability or cause of action asserted by any other broker or finder claiming through the acts or conduct of the indemnifying party. Landlord shall pay the commission or fee owing to Broker as agreed between Landlord and Broker pursuant to a separate agreement between Landlord and Broker without contribution by Tenant.

A. Corporate Authority: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

B. Landlord's Authority. The individual(s) executing this Lease on

Landlord's behalf represent and warrant that they have the requisite authority to sign this Lease and that this Lease is binding on Landlord. Landlord represents that it owns the Premises and is duly empowered to sign this Lease, and that the consent of no other party is required to make this Lease binding on Landlord.

C. Landlord's Liability. If Tenant should recover a money judgment against

Landlord arising in connection with this Lease, the judgment shall be satisfied only out of Landlord's interest in the Building including the improvements and real property and neither Landlord nor any of its partners, officers, directors, agents, shareholders,

trustees or employees shall be liable personally for any deficiency. The foregoing limitation on Landlord's liability shall not apply to Landlord's liability for Toxic

Materials pursuant to Paragraph 18 of this Lease.

42. Dispute Resolution: Any controversy, dispute, or claim of whatever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this agreement, including any claim based on contract, tort, or statute, shall be resolved at the request of any party to this agreement through a two-step dispute resolution process administered by JAMS or another judicial and mediation service mutually acceptable to the parties involving first mediation, followed, if necessary, by final and binding arbitration administered by and in accordance with the then existing rules and practice of the judicial and mediation service selected, and judgment upon any award rendered by the arbitrator(s) may be entered by any State or Federal Court having jurisdiction thereof.

43. Miscellaneous Provisions.

A. Rights and Remedies: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights and remedies in law and in equity.

B. Severability: If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

C. Choice of Law: This Lease shall be governed by and construed in accordance with California law.

D. Interest: All sums due hereunder, including rent and additional rent, if not paid within thirty (30) days after Tenant's receipt of written notice from Landlord indicating that Landlord has failed to receive the payment in question, shall bear interest at the prime rate charged by Union Bank, main San Francisco branch, plus two percent (2%) per annum from time to time or, if lower, at the maximum rate permitted under California law, accruing from the date due until the date paid.

E. Time: Time is of the essence hereunder.

F. Headings: The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

G. Entire Agreement: This instrument contains all of the agreements made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

H. Performance by Landlord: If Tenant defaults in its performance of any obligation required under this Lease after expiration of the applicable cure period,

Landlord may, in its sole discretion, without further notice and without releasing

Tenant from its obligations hereunder or waiving any rights or remedies, perform such obligation, in which event Tenant shall pay Landlord as additional rent all reasonable sums paid by Landlord in connection with such substitute performance within ten

(10) days following Landlord's written notice for such payment including interest from the date of expenditure until paid.

I. Representations: Tenant acknowledges that except as set forth herein neither Landlord nor any of its employees, representatives, or agents have made any agreements, representations, warranties or promises with respect to the Premises or the

Building.

J. Rent: All monetary sums due from Tenant to Landlord under this Lease including, without limitation, those referred to as "additional rent", shall be deemed to be rent. Unless otherwise specified, all rent items shall be due within ten (10) days following Landlord's demand.

L. Approvals: Whenever the Lease requires an approval, consent,

designation, determination or judgment by either Landlord or Tenant, such approval,

consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably.

M. Reasonable Expenditures: Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

N. Survival of Indemnities: AI1 indemnification, defense, and hold harmless obligations of Landlord and Tenant under the Lease shall survive the expiration or sooner termination of this Lease.

0. Exhibits: A11 exhibits are incorporated herein by reference.

P. Memorandum of Lease: At Tenant's option, a memorandum of this

Lease shall be recorded in a form acceptable to Tenant and Landlord in the Official

Records of Santa Clara County, California with a satisfactory quitclaim deed executed and acknowledged by Tenant to be recorded following the Expiration Date or sooner termination of this Lease. Landlord agrees to duly execute and acknowledge such

Memorandum.

Q. Toxic Inspection: Notwithstanding anything to the contrary in this

Lease, Landlord acknowledges that Tenant has retained an environmental consultant,

DC, to conduct an inspection of the Premises for the presence of Toxic Materials. Such inspection may include soil borings if such consultant recommends such borings based on a preliminary visual inspection of the Premises.

IN WITNESS WHEREOF, Landlord and Tenant have executed these presents, the day and year first above written.

LANDLORD: Sobrato Group TENANT: Stratacom, Inc.

A California Limited Partnership a Delaware Corporation

BY BY:

ITS: General Partner ITS: Chief Financial Officer

Schedule "1" - 1297 Parkmoor

2. Premises: That certain real property commonly known and designated as 1297-

1299 Parkmoor consisting of 46,432 square feet as outlined an Exhibit "A". In addition,

Tenant shall have the right to use 156 parking spaces within the Project.

4. Term and Rental: The term shall be for one hundred eight (108) months,

commencing, as adjusted pursuant to paragraph 7, on the first day of March 1995

(Commencement Date"), and ending on the last day of February 2004. Base monthly rent shall be payable, without deduction or offset, in monthly installments of:

3/01/95 - 2/28/97 $41,788.80 per mo.

3/01/97 - 2/28/99 $46,432.00 per mo.

3/01/99 - 2/28/01 $5l,075.20 per mo.

3/01/01 - 2/28/03 $55,718.40 per mo.

3/01/03 - 2/28/04 $60,361.60 per mo.